UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2023 (February 14, 2023)

AXIOS SUSTAINABLE GROWTH ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41292	98-1640650
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Hidden Pines Farm, 14090, Hopewell Road Alpharetta, Georgia		30004
(Address of principal executive offices)		(Zip Code)

(770) 813-6500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title for each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, one right and one redeemable warrant	AXACU	The New York Stock Exchange
Class A ordinary shares, $0.0001 par value per share	AXAC	The New York Stock Exchange
Redeemable warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50	AXACWS	The New York Stock Exchange
Rights to acquire one-tenth of one Class A ordinary share	AXACR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On February 14, 2023, the Company convened an Extraordinary General Meeting (the “Extraordinary General Meeting”) virtually, solely with respect to the voting on the proposal to extend the date by which the Company must complete its initial business combination from February 18, 2023 to May 18, 2023 (the “Extension Amendment Proposal”). A total of 15,903,757 the Company’s Class A ordinary shares and Class B ordinary shares, or 72.545% of the Company’s outstanding shares as of January 30, 2023, the record date for the Extraordinary General Meeting, were represented virtually or by proxy at the Extraordinary General Meeting.

The following is a brief description of the final voting results for each of the proposals submitted to a vote of the stockholders at the Extraordinary General Meeting on February 14, 2023.

Extension Amendment Proposal

To consider and vote upon a proposal, by special resolution, to amend the Company’s amended and restated memorandum and articles of association, to extend the date by which the Company has to consummate a business combination for an additional twelve months from February 18, 2023 to May 18, 2023.

The Extension Amendment Proposal was approved. The voting results of the shares of the Common Stock were as follows:

For	Against	Abstentions
13,969,033	1,783,668	151,056

The Adjournment Proposal

To consider and vote upon a proposal, by ordinary resolution, to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal.

The Adjournment Proposal was not acted upon at the Extraordinary General Meeting.

Item 9.01.	Financial Statement and Exhibits.

(d)	Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2023

AXIOS Sustainable Growth Acquisition Corporation

By:	/s/ Benedikt E. Förtig
	Name:	Benedikt E. Förtig
	Title:	Chief Executive Officer